

FUND CODE/NAME:     425/SCUDDER RREEF REAL ESTATE SEC-A


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

         14716163-7     THE MANUFACTURERS LIFE INSURANCE        ###-##-####
8886/001            729          19,361,765.8000
                        COMPANY (USA)
                        250 BLOOR ST EAST 7TH FLOOR
89.22 %
                        TORONTO ONTARIO CANADA M4W1E5




0                                TOTAL NUMBER OF ACCOUNTS FOR FUND
:                   3,273
                                 TOTAL NUMBER OF SHARES FOR FUND
:         21,700,845.7310
FUND CODE/NAME:     595/SCUDDER RREEF REAL ESTATE SEC-INST


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

          3845710-4     CHARLES SCHWAB & CO INC                 ###-##-####
5323/001            090           1,905,019.4200
                        SPECIAL CUSTODY ACCT FOR THE
                        BENEFIT OF CUSTOMERS
42.47 %
                        ATTN MUTUAL FUNDS
                        101 MONTGOMERY ST
                        SAN FRANCISCO CA  94104-4122


0                                TOTAL NUMBER OF ACCOUNTS FOR FUND
:                     166
                                 TOTAL NUMBER OF SHARES FOR FUND
:          4,485,211.0510
FUND CODE/NAME:     625/SCUDDER RREEF REAL ESTATE SEC-B


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS
SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND
:                   1,782
                                 TOTAL NUMBER OF SHARES FOR FUND
:            805,749.5380
FUND CODE/NAME:     725/SCUDDER RREEF REAL ESTATE SEC-C


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

        995193543-2     NFSC FEBO  # APW-441791                 ###-##-####
4259/APW            090             163,744.1030
                        NFS/FMTC IRA
                        FBO TERRY J MCCLAIN
25.49 %
                        9988 WINDMILL LAKES BLVD
                        APT #2804
                        HOUSTON TX  77075-3363


0                                TOTAL NUMBER OF ACCOUNTS FOR FUND
:                     922
                                 TOTAL NUMBER OF SHARES FOR FUND
:            642,323.2790


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